Exhibit 10.1

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT
THIS AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into effective as of August 18, 2017 (the “Effective Date”), by and between Ideal Power Inc., a Delaware corporation (the “Company”), and William C. Alexander (“Employee”).
WHEREAS, the Company and Employee have agreed to amend that certain Employment Agreement between the Company and Employee, dated September 16, 2014 (the “Agreement”);
WHEREAS, the Board of Directors of the Company (the “Board”) has determined, and the parties hereto agree, that it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein in order to reflect Employee’s reassignment from Chief Technical Officer of the Company to Chief Technologist and Employee’s removal as an “executive officer” within the meaning of Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as an “officer” of the Company within the meaning of Rule 16a-1(f) of the Exchange Act; and
WHEREAS, capitalized terms used but not otherwise defined herein shall have the same meanings as set forth in the Agreement.
NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Employee and the Company hereby agree as follows:
1.Amendment of Preamble and Subsequent References to “Executive.” The reference in the preamble to the Agreement to “Executive” is hereby replaced with “Employee.” All subsequent instances of “Executive” to reference Employee are hereby replaced with “Employee,” mutatis mutandis.
2.Amendment of Recitals. The first recital of the Agreement is hereby amended and restated in its entirely to read as follows:
“WHEREAS, Company wishes to retain the services of Employee, and Employee wishes to render services to Company, as Chief Technologist;”
3.Amendment of Section 1 and Subsequent References to “Chief Technical Officer.” The reference to “Chief Technical Officer” in Section 1 of the Agreement is hereby replaced with “Chief Technologist.” Each subsequent instance of “Chief Technical Officer” in the Agreement is hereby replaced with “Chief Technologist,” mutatis mutandis.
4.Amendment to Section 2. Section 2 of the Agreement is hereby amended and restated in its entirety as follows:
“2.    GENERAL DUTIES. Employee shall devote his entire productive time, ability, and attention to Company’s business during Employee’s employment. Employee shall report to Company’s Chief Executive Officer. Employee shall do and perform all services, acts, or things necessary or advisable to discharge his duties under this Agreement, and such other duties as are commonly performed by an employee of his rank in a publicly traded corporation or as may, from time to time, be prescribed by the Company through the Chief Executive Officer and Board of Directors (the “Board”). Employee agrees to cooperate with and work to the best of his ability with Company’s management team, which includes the Board and the officers and other employees, to continually improve Company’s reputation in its industry for quality products and performance.”

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Exhibit 10.1

5.Amendment to Section 4. Section 4 of the Agreement is hereby amended and restated in its entirety as follows:
“4.    COMPLIANCE WITH SECURITIES LAWS. Employee agrees that he will comply with all applicable securities laws and with Company’s policies that related to securities laws, as stated from time to time. Employee further agrees that he will execute any such documents and perform any such actions as Company may reasonably request in order to aid in Company’s compliance with applicable securities laws.”
6.Approval of Amendment. By their signatures below, the Company and Employee hereby adopt this Amendment.
7.Necessary Acts. Each party to this Amendment hereby agrees to perform any further acts and to execute and deliver any further documents that may be necessary or required to carry out the intent and provisions of this Amendment and the transactions contemplated hereby.
8.Continued Validity. Except as otherwise expressly provided herein, the Agreement shall remain in full force and effect.
9.Facsimile; Counterparts. This Amendment may be executed by facsimile or other electronic means and in any number of counterparts by the parties hereto, all of which together shall constitute one instrument.
[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Employment Agreement effective as of the Effective Date.

William C. Alexander

Dated:	8/21/2017	/s/ Bill Alexander

IDEAL POWER INC.

Dated:	8/21/2017	By:	/s/ Timothy Burns
		Name:	Timothy Burns
		Title:	Chief Financial Officer

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